Exhibit 23

      INDEPENDENT AUDITORS' CONSENT
      -----------------------------


     We  consent  to  the   incorporation   by  reference  in  AnnTaylor, Inc.'s
Registration Statement No. 333-86955 on Form S-3 of our report dated March 1, 2001 appearing in this Annual Report on Form 10-K of AnnTaylor, Inc. for the year ended February 3, 2001.


DELOITTE & TOUCHE LLP
NEW YORK, NEW YORK
April 4, 2001